AMENDMENT NO. 1


          AMENDMENT NO. 1 dated as of May 13, 1996 (this "Amendment"), among Foodbrands America, Inc., a Delaware corporation (the "Borrower"), the financial institutions parties hereto (the "Lenders") and Chemical Bank, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and Issuing Lender (in such capacity, the "Issuing Lender"), and Citibank, N.A. as managing agent (in such capacity, the "Managing Agent").

          PRELIMINARY STATEMENTS.

          (1)  The Borrower, the Lenders, the Administrative
Agent, the Collateral Agent, the Issuing Lender and the Managing
Agent have entered into the Credit Agreement dated as of December 11, 1995 (the "Credit Agreement") and have agreed to amend the Credit Agreement as hereinafter set forth.

          (2) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendment of the Credit Agreement.  The
Credit Agreement is amended as follows:

          (a) The third paragraph of the Credit Agreement is amended in its entirety to read as follows:

               "The proceeds of the Initial Term Loans will be used by the Borrower solely (a) to finance the purchase price for the KPR Acquisition, (b) to pay fees and expenses in connection with the KPR Acquisition and (c) to pay amounts outstanding under the Existing Credit Agreement. The proceeds of the Supplemental Term Loans will be used by the Borrower solely to prepay part of the Initial Term Loans."

          (b) Section 1.01 of the Credit Agreement is amended to add the following defined terms thereto in appropriate alphabetical order:

               "Amendment No. 1" shall mean Amendment No. 1 to the Credit Agreement dated as of May 13, 1996 among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Lender and the Managing Agent.

               "IMI Pledge Agreement" shall mean the Mortgage of Shares in respect of International Meat Ingredients
          Limited to be executed by KPR Holdings, L.P. as Mortgagor in favor of the Collateral Agent.

               "Initial Term Loans" shall mean the Term Loans made to the Borrower prior to the Supplemental Term
          Loan Closing Date, in the original principal amount of $145,000,000.

               "Supplemental Maturity Date" shall mean February
          28, 2003.

               "Supplemental Term Loan Closing Date" shall mean the date of the Borrowing of the Supplemental Term
          Loans hereunder.

               "Supplemental Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Supplemental Term Loans hereunder on the Supplemental Term Loan Closing Date as set forth in clause (a) of Section 2.01, as the same may be reduced from time to time pursuant to Section 2.09.

               "Supplemental Term Loans" shall mean the Term
          Loans made to the Borrower on the Supplemental Term
          Loan Closing Date, in the original principal amount of $100,000,000.

               "Tender Offer" shall have the meaning assigned to such term in Amendment No. 1.

               " 2000 Subordinated Note Indenture" shall mean the Indenture dated as of April 28, 1993 among the Borrower and First Fidelity Bank, National Association, New York, as Trustee, relating to the 2000 Subordinated Notes, as the same may be amended, modified or supplemented in accordance with the provisions of this Agreement.

               "2000 Subordinated Notes" shall mean $110,000,000
          aggregate principal amount of the Borrower's 9-3/4%
          Senior Subordinated Redeemable Securities due
          2000 issued under the 2000 Subordinated Note Indenture.

               "2006 Subordinated Note Indenture" shall mean the
          Indenture dated on or about May 15, 1996 among the Borrower and Liberty Bank and Trust Company of
          Oklahoma, N.A., as Trustee, relating to the 2006
          Subordinated Notes, as the same may be amended, modified or supplemented in accordance with the provisions of this Agreement.

               "2006 Subordinated Notes" shall mean the Borrower's Senior Subordinated Securities due 2006 issued under the 2006 Subordinated Note Indenture in an amount not to exceed $125,000,000.

          (c) The following definitions in Section 1.01 of the Credit Agreement are amended in their entirety to read as follows:


               "ABR Spread" shall mean 1.25% per annum in the case of ABR Loans which are Initial Term Loans, Revolving Loans, or Acquisition Loans and 1.75% in the case of ABR Loans which are Supplemental Term Loans, subject to adjustment pursuant to the table set forth below based on the Total Debt Ratio as of the last day of the Borrower's most recently ended fiscal quarter:

          Total Debt Ratio         ABR Spread                        ABR Spread
          ________________         Initial Term Loans, Revolving     Supplemental
                                   Loans, and Acquisition Loans      Term Loans
                                   _____________________________     ____________
          Greater than or
          equal to 4.75 to 1                  1.50%                     1.75%

          Less than 4.75 to 1
          but greater than or
          equal to 4.25 to 1                  1.25%                     1.75%

          Less than 4.25 to 1
          but greater than or
          equal to 4 to 1                     1.00%                     1.50%

          Less than 4 to 1                     .75%                     1.25%

               "Acquisition" shall mean the KPR Acquisition and any Qualified Acquisition.

               "Commitment" shall mean, with respect to each Lender, such Lender's Funded Term Loan Commitment, Unfunded Term Loan Commitment, Supplemental Term Loan Commitment, Revolving Credit Commitment and Acquisition Loan Commitment.

               "EBITDA" shall mean, with respect to the Borrower and its consolidated subsidiaries for any period, the sum, without duplication, of (a) Net Income for such period, (b) all Federal, state, local and foreign income taxes deducted in determining such Net Income,
          (c) interest expense deducted in determining such Net Income, (d) depreciation and amortization of the write-up of assets resulting from Acquisitions deducted in determining such Net Income, (e) other depreciation, amortization and other noncash charges deducted in determining such Net Income, and (f) any premium paid to the holders of 2000 Subordinated
          Notes upon their tender of such 2000 Subordinated Notes pursuant to the Tender Offer.

               "LIBOR Spread" shall mean 2.25% per annum in the case of Eurodollar Loans which are Initial Term Loans, Revolving Loans or Acquisition Loans and 2.75% in the case of Eurodollar Loans which are Supplemental Term Loans, subject to adjustment pursuant to the table set forth below based on the Total Debt Ratio as of the last day of the Borrower's most recently ended fiscal quarter:

          Total Debt Ratio    LIBOR Spread                      LIBOR Spread
          ________________    Initial Term Loans, Revolving     Supplemental
                              Loans, and Acquisition Loans      Term Loans
                              _____________________________     ____________
          Greater than or
          equal to 4.75 to 1            2.50%                      2.75%

          Less than 4.75 to 1
          but greater than or
          equal to 4.25 to 1            2.25%                      2.75%

          Less than 4.25 to 1
          but greater than or
          equal to 4 to 1               2.00%                      2.50%

          Less than 4 to 1              1.75%                      2.25%

               "Security Documents" shall mean the Mortgages (including any Leasehold Mortgage), the Security Agreement, the Pledge Agreement, the Collateral Assignment, the Patent Security Agreement, the Trademark Security Agreement, the IMI Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 6.10.

               "Subordinated Note Indenture" shall mean each of the 2000 Subordinated Note Indenture and the 2006
          Subordinated Note Indenture.

               "Subordinated Note Indentures" shall mean the 2000
          Subordinated Note Indenture and the 2006 Subordinated
          Note Indenture collectively.

               "Subordinated Notes" shall mean the 2000
          Subordinated Notes and the 2006 Subordinated Notes.

               "Term Loan Commitment" shall mean, with respect to each Lender, such Lender's Funded Term Loan Commitment,
          Unfunded Term Loan Commitment and Supplemental Term
          Loan Commitment.

          (d) Section (c) of the definition of "Change in Control" is amended in its entirety to read as follows:

          "(c) any Change of Control Triggering Event (as defined in the 2000 Subordinated Note Indenture) or any Change of Control (as defined in the 2006 Subordinated
          Note Indenture) shall have occurred."

          (e)  Subsection (ii) of the definition of "Interest
          Period" in Section 1.01 is changed to read as follows:

          "the Maturity Date in the case of Initial Term Loans,
          Acquisition Loans and Revolving Loans and the
          Supplemental Maturity Date in the case of Supplemental
          Term Loans."

          (f) Each reference to $250,000 in subsection (d)(i) of the definition of "Prepayment Event" is changed to $500,000.

          (g) Section 2.01(a) of the Credit Agreement is amended in its entirety to read as follows:

          "(a) to make Term Loans to the Borrower on the Closing Date in an aggregate principal amount up to but not exceeding the amount of the Funded Term Loan Commitment set forth opposite such Lender's name on Schedule 2.01, and to make Supplemental Term Loans to the Borrower on the Supplemental Term Loan Closing Date in an aggregate principal amount up to but not exceeding the amount of the Supplemental Term Loan Commitment set forth opposite such Lender's name on Schedule 2.01;"

          (h) The first sentence of Section 2.02(a) of the Credit Agreement is amended in its entirety to read as follows:

     "Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Funded Term Loan Commitments, Revolving Credit Commitments, Acquisition Loan Commitments or Supplemental Term Loan Commitments, as the case may be; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender)."

          (i) Section 2.09(a) of the Credit Agreement is amended to add the following sentence after the third sentence thereof:

     "The Supplemental Term Loan Commitments shall be automatically terminated at 5:00 p.m., New York City time, on the Supplemental Term Loan Closing Date."

          (j) Section 2.10(f) of the Credit Agreement is amended in its entirety to read as follows:

               "(f) no Interest Period may be selected for any Eurodollar Borrowing consisting of Initial Term Loans or Supplemental Term Loans, as the case may be, that would end later than a Term Loan Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (i) the Eurodollar Borrowings consisting of Initial Term Loans or Supplemental Term Loans, as applicable, with Interest Periods ending on or prior to such Term Loan Repayment Date and (ii) the ABR Borrowings consisting of Initial Term Loans or Supplemental Term Loans, as applicable, would not be at least equal to the principal amount of Term Borrowings consisting of Initial Term Loans or Supplemental Term Loans, as applicable, to be paid on such Term Loan Repayment Date; and"

          (k)  Sections 2.11(a), (b) and (c) of the Credit
Agreement are amended in their entirety to read as follows:

               "(a) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on each date set forth below (each such date being a "Term Loan Repayment Date") principal amounts of the Initial Term Loans and the Supplemental Term Loans (such amount, as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(e), being called the "Term Loan Repayment

          Amount") equal to the amounts set forth below opposite such date, together in each case with accrued and unpaid interest on the principal amounts to be paid to but excluding the date of such payment:

Date                   Amount of        Amount of
____               Initial Term Loans   Supplemental Term
                                        Loans
                   __________________   _________________
May 31, 1996         $1,734,735.21          $0
August 31, 1996      $1,734,735.21          $0
November 30, 1996    $1,734,735.21          $0
February 28, 1997    $1,734,735.21          $0
May 31, 1997         $2,390,079.62          $1,250,000
August 31, 1997      $2,390,079.62          $1,250,000
November 30, 1997    $2,390,079.62          $1,250,000
February 28, 1998    $2,390,079.62          $1,250,000
May 31, 1998         $3,373,096.24          $1,250,000
August 31, 1998      $3,373,096.24          $1,250,000
November 30, 1998    $3,373,096.24          $1,250,000
February 28, 1999    $3,373,096.24          $1,250,000
May 31, 1999         $3,681,493.61          $1,250,000
August 31, 1999      $3,681,493.61          $1,250,000
November 30, 1999    $3,681,493.61          $1,250,000
January 15, 2000     $3,681,493.61          $0
February 28, 2000    $0                     $1,250,000
May 31, 2000         $0                     $6,250,000
August 31, 2000      $0                     $6,250,000
November 30, 2000    $0                     $6,250,000
February 28, 2001    $0                     $6,250,000
May 31, 2001         $0                     $7,500,000
August 31, 2001      $0                     $7,500,000
November 30, 2001    $0                     $7,500,000
February 28, 2002    $0                     $7,500,000
May 31, 2002         $0                     $7,500,000
August 31, 2002      $0                     $7,500,000
November 30, 2002    $0                     $7,500,000
February 28, 2003    $0                     $7,500,000

          On each Term Loan Repayment Date, the Administrative Agent shall apply the Term Loan Repayment Amount paid to the Administrative Agent to pay the Initial Term Loans and the Supplemental Term Loans in the amounts set forth above.

               (b) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on May 31, 1997 and on each Term Loan Repayment Date thereafter through and including the Maturity Date, a principal amount of the Acquisition Loans (such amount, as adjusted from time to time pursuant to Sections 2.12(b) and 2.13 (e), being called the "Acquisition Loan Repayment Amount") equal to one-twelfth (1/12) of the outstanding principal balance of the Acquisition Loans as of the close of business on the Acquisition Loan Commitment Termination Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. On each Term Loan Repayment Date, the Administrative Agent shall apply the Acquisition Loan Repayment Amount paid to the Administrative Agent to pay the Acquisition Loans.

               (c) To the extent not previously paid, (i) all Term Borrowings consisting of Initial Term Loans and all Acquisition Loan Borrowings shall be due and payable on the Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment, and (ii) all Term Borrowings consisting of Supplemental Term Loans shall be due and payable on the Supplemental Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment."

          (l) Section 2.13(f) of the Credit Agreement is amended to add the following after subsection (ii):

          (iii) 100% of the Net Cash Proceeds from the extension of the Supplemental Term Loans and 100% of the amount by which the Net Cash Proceeds from the 2006 Subordinated Notes exceeds the aggregate amount necessary to consummate the Tender Offer shall be applied to prepay, ratably, scheduled payments of principal due on the Initial Term Loans; and

          (iv) each mandatory prepayment of principal of the Initial Term Loans applied pursuant to Section 2.13(f)(iii) shall be applied pro rata to reduce the scheduled payments of principal due under Section 2.11(a) after the date of such prepayment.

          (m)  The reference to "Subordinated Note Indenture" in
Section 4.26 of the Credit Agreement is changed to "Subordinated
Note Indentures".

          (n)  The following new Section 5.04 is added following
Section 5.03 of the Credit Agreement:

          "SECTION 5.04.  Supplemental Term Loans.  On the
     Supplemental Term Loan Closing Date, which shall occur no later than June 30, 1996,:

          (a)  The Administrative Agent shall have received:

                    (i)  a copy of the certificate of
               incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of Delaware, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State;

                    (ii)  a certificate of the Secretary or
               Assistant Secretary of the Borrower dated the Supplemental Term Loan Closing Date and certifying:

                         (A)  that attached thereto is a true and
                    complete copy of the by-laws of the Borrower, as in effect on the Supplemental Term Loan Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below,

                         (B)  that attached thereto is a true and
                    complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the borrowings contemplated hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect,

                         (C)  that the certificate of
                    incorporation of the Borrower has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and

                         (D)  as to the incumbency and specimen
                    signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of the Borrower;

                    (iii)  a certificate of another officer as to
               the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and

                    (iv)  such other documents as the
               Administrative Agent or Sidley & Austin, counsel for the Administrative Agent, may reasonably request.

          (b) The Administrative Agent shall have received a certificate, dated the Supplemental Term Loan Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 5.01 of the Credit Agreement.

          (c) The Borrower and each Subsidiary Guarantor shall have executed such mortgage modification agreements and other instruments, documents and agreements relating hereto as the Administrative Agent or Sidley & Austin may reasonably request.

          (d) Holders of 2000 Subordinated Notes representing not less than 80% of the aggregate principal amount of the outstanding 2000 Subordinated Notes shall have tendered such 2000 Subordinated Notes to the Borrower pursuant to the Borrower's tender offer therefor, such tender offer (the "Tender Offer") to be substantially on the terms disclosed in the Offer to Purchase and Consent Solicitation dated March 29, 1996 as supplemented by the Supplement to Offer to Purchase and Consent Solicitation dated April 24, 1996 and by the Second Supplement to Offer to Purchase and Consent Solicitation dated May 8, 1996, as it may be further extended to a date not to exceed May 31, 1996.

          (e) The terms of the 2006 Subordinated Notes and the 2006 Subordinated Note Indenture (including without limitation provisions relating to amortization, maturity, covenants, defaults, subordination, amendment, standstill and sinking fund) shall be in all material respects identical to those set forth in the preliminary Prospectus dated April 25, 1996.

          (f)  The Borrower shall have received at least
     $96,000,000 constituting proceeds of the 2006 Subordinated
     Notes and applied such proceeds to purchase and retire all 2000 Subordinated Notes tendered pursuant to the Tender
     Offer.

          (g)  The Lenders, the Administrative Agent and the
     Arranger shall have received all fees and expenses required to be paid on or before the Supplemental Term Loan Closing
     Date.

          (h) The Lenders shall have received satisfactory pro forma consolidated financial statements of the Borrower and its Subsidiaries, giving effect to the consummation of the Tender Offer and the making of the Supplemental Term Loans financing contemplated hereby, showing that the Borrower will comply with the covenants in Sections 7.15 and
     7.16 throughout the term of the Facilities and will have cash flow sufficient to meet all scheduled payments of principal of and interest on the Facilities through the Supplemental Maturity Date.

          (i) All actions necessary or reasonably requested to perfect, or to maintain the perfection of, the liens of the Collateral Agent and the Lenders shall have been taken and all fees and taxes payable in connection therewith shall have been paid.

          (j) The Administrative Agent shall have received a favorable written opinion of (i) McAfee and Taft A Professional Corporation, counsel for the Borrower and the Subsidiary Guarantors, to the effect set forth in Exhibit B-1, and (ii) Sidley & Austin, counsel to the Administrative Agent, to the effect set forth in Exhibits B-2, in each case
     (A) dated the Supplemental Term Loan Closing Date, (B) addressed to the Administrative Agent, the Issuing Lender, the Lenders and the Collateral Agent and (C) covering such other matters incidental to the Loan Documents and the Transactions as the Administrative Agent shall request."

          (o)  Each reference to "Maturity Date" in Section
6.04(h) is changed to "Supplemental Maturity Date."

          (p) Section 6.10(c) of the Credit Agreement is amended in its entirety to read as follows:

          "(c) Without limiting the generality of paragraphs (a) and (b) above, cause each Subsidiary that shall deliver a guarantee pursuant to Section 4.17 of the 2000 Subordinated
     Note Indenture and each Subsidiary that shall deliver a guarantee pursuant to Section 4.18 of the 2006 Subordinated
     Note Indenture to become (to the extent not already a party thereto) a Subsidiary Guarantor under the Guarantee Agreement pursuant to one or more instruments or agreements substantially in the form of Annex 1 to the Guarantee Agreement."

          (q) The references to "Maturity Date" in Section 7.03 and Section 7.05(d)(ii) are changed to "Supplemental Maturity
Date."

          (r)  The first sentence of Article VII of the Credit
Agreement is amended in its entirety to read as follows:

          "The Borrower covenants and agrees with each Lender, the Administrative Agent and the Issuing Lender that, so long as the principal of or interest on any Loan or LC Disbursement, any Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing and except as so provided in Section 7.17, the Borrower shall not and shall not permit any of the Subsidiaries to, directly or indirectly:"

          (s) Section 7.01(i) of the Credit Agreement is amended in its entirety to read as follows:

               "(i) In the case of any Subsidiary, any guarantee delivered or incurred pursuant to Section 4.17 of the 2000 Subordinated Note Indenture or Section 4.18 of the 2006 Subordinated Note Indenture."

          (t) Section 7.05(b) of the Credit Agreement is amended in its entirety to read as follows:

               "(b) the Borrower and any Subsidiary may sell, transfer or otherwise dispose of used or surplus equipment, vehicles and other assets in the ordinary course of business (to the extent that the Borrower shall have complied with the provisions of Section 2.13(c)) and the Collateral Agent shall release its lien or security interest on any property so sold, transferred or otherwise disposed of;"

          (u) Section 7.09(a) is amended in its entirety to read as follows:

          "(a) Optionally prepay, repurchase or redeem or otherwise defease or segregate funds with respect to any Specified Permitted Debt, the Subordinated Notes or any guarantee delivered in accordance with Section 4.17 of the 2000 Subordinated Note Indenture or Section 4.18 of the
     2006 Subordinated Note Indenture."

          (v) Section 7.09(b) is amended in its entirety to read as follows:

          "(b) Permit any amendment or modification to the terms of any Specified Permitted Debt, the Subordinated Notes, the Subordinated Note Indentures or any guarantee delivered or incurred pursuant to Section 4.17 of the 2000 Subordinated
     Note Indenture or Section 4.18 of the 2006 Subordinated Note Indenture if the effect of such amendment or modification is to impose additional increased scheduled or mandatory repayment, retirement, repurchase or redemption obligations in respect of such Indebtedness or to require any scheduled or mandatory payment to be made in respect of such Indebtedness prior to the date that such payment would otherwise be due."

          (w) Section 7.09(e) is amended in its entirety to read as follows:

          "(e) Deliver any notice to the trustee under the 2000 Subordinated Note Indenture, the trustee under the 2006 Subordinated Note Indenture, or the holders of the Subordinated Notes of its offer to purchase any of the Subordinated Notes under Section 4.13 of the 2000 Subordinated Note Indenture or Section 4.12 of the 2006 Subordinated Note Indenture."

          (x) Each reference to "Subordinated Note Indenture" in
Section 7.10 and Section 7.13 is changed to "Subordinated Note
Indentures".

          (y) Section 7.11(b) (ii) is amended in its entirety to read as follows:

               "(ii) each Capital Lease Obligation entered prior to the effective date of Amendment No. 1 (other than (i) any Capital Lease Obligation set forth on Schedule 7.11(a) and (ii) any Capital Lease Obligation the Indebtedness in respect of which is less than $100,000) at the time of its incurrence shall have an average life to maturity greater than the average life to maturity of the outstanding Term Loans and Acquisition Loans and each Capital Lease Obligation entered on or after the effective date of Amendment No. 1 shall have an initial term of at least five years or an average life to maturity greater than the average life to maturity of the outstanding Term Loans and Acquisition Loans.

          (z)  The following new Section 7.17 is added following
Section 7.16 of the Credit Agreement:

               "SECTION 7.17.  2006 Subordinated Notes.
          Notwithstanding any other provisions hereof to the contrary, the Borrower may enter into the 2006 Subordinated Note Indenture and issue the 2006 Subordinated Notes. In addition, notwithstanding the terms of Section 7.09(d), the Borrower may pay to each of the holders of the 2000 Subordinated Notes who tenders a 2000 Subordinated Note in response to the Tender Offer a premium, provided that the aggregate amount of the premium paid to all such holders shall not exceed $6,000,000."

          (aa)  Subsection (q) of Article VIII  of the Credit
Agreement is amended in its entirety to read as follows:

               "(q) the Obligations and the guarantees thereof pursuant to the Guarantee Agreement shall cease to constitute, or shall be asserted by the Borrower or any Subsidiary not to constitute, senior indebtedness under the subordination provisions of the Subordinated Notes and of all other subordinated Indebtedness (including any guarantee delivered or incurred in accordance with
          Section 4.17 of the 2000 Subordinated Note Indenture or
          Section 4.18 of the 2006 Subordinated Note Indenture) of the Borrower or any Subsidiary or such subordination provisions shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with their terms: or"

          (bb)  The reference to "Subordinated Note Indenture" in
Section 10.20 of the Credit Agreement is changed to "Subordinated
Note Indentures".

          SECTION 3. Amendment of Schedule 2.01. Schedule 2.01 to the Credit Agreement is amended by deleting such schedule in its entirety and substituting in its place the revised Schedule
2.01 attached hereto as Exhibit A.

          SECTION 4.  Representations and Warranties.  The
Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Issuing Lender that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

          SECTION 5. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in this Amendment shall become effective as of the date first above written when
(i) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantors, the Required Lenders and (to the extent not included in the Required Lenders) each Lender that is to have a Supplemental Term Loan Commitment and (ii) the Administrative Agent shall have received the Patent Security Agreement.

          SECTION 6. Reaffirmation. The Borrower reaffirms, and by acknowledging this Amendment in the space provided below each Subsidiary Guarantor reaffirms, its obligations under each Loan Document (including without limitation the Guarantee Agreement) to which it is a party, which Loan Documents remain in full force and effect.

          SECTION 7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          SECTION 8.  Applicable Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 9.  Counterparts.  This Amendment may be
executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 10.  Expenses.  The Borrower agrees to
reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Sidley & Austin, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                             FOODBRANDS AMERICA, INC.,



                             By:/s/ Bryant P. Bynum
                                Name:  Bryant P. Bynum
                                Title:    Vice President



                        CHEMICAL BANK, individually, as
                        Administrative Agent, as Collateral Agent and as Issuing Lender,



                              By: /s/ Edward Devine
                                    Name:  Edward Devine
                                    Title:  Managing Director



                          CITIBANK, N.A., individually and as
                          Managing Agent,



                          By:/s/ Jeroen Fikke
                             Name:  Jeroen Fikke
                             Title:  Vice President



                          CREDIT LYONNAIS - Cayman Islands Branch

                          By:/s/ Frederick Haddad
                             Name:  Frederick Haddad
                             Title:  Authorized Signature


                          CREDIT LYONNAIS - New York Branch

                          By:/s/ Frederick Haddad
                             Name:  Frederick Haddad
                             Title:  Senior Vice President


                          FIRST BANK NATIONAL
                           ASSOCIATION,



                           By:/s/ Bradley R. Sprang
                              Name:  Bradley R. Sprang
                              Title:  Commercial Banking Officer



                           THE FIRST NATIONAL BANK OF
                           BOSTON,



                           By:/s/ Peter R. White
                              Name:  Peter R. White
                              Title:  Managing Director



                           HELLER FINANCIAL, INC.,



                           By:/s/ Linda W. Wolf
                              Name:  Linda W. Wolf
                              Title:  Senior Vice President



                           THE LONG-TERM CREDIT BANK OF
                           JAPAN, LTD., CHICAGO BRANCH,



                           By:/s/ Armund J. Schoen, Jr.
                              Name: Armund J. Schoen, Jr.
                              Title:  Vice President and Deputy
                                      General Manager

                           THE MITSUBISHI TRUST AND
                           BANKING CORPORATION,



                           By:/s/ Patricia Loret de Mola
                              Name: Patricia Loret de Mola
                              Title:  Senior Vice President



                           NATIONSBANK OF TEXAS, N.A.,



                           By:/s/ Perry B. Stephenson
                              Name:  Perry B. Stephenson
                              Title: Senior Vice President



                           BANQUE FRANCAISE DU COMMERCE
                           EXTERIEUR,



                           By:/s/ Peter Karl Harris
                              Name: Peter Karl Harris
                              Title: Vice President

                           By:/s/ William C. Maier
                              Name: William C. Maier
                              Title: VP-Group Manager


                           LIBERTY BANK AND TRUST
                           COMPANY OF OKLAHOMA CITY, N.A.,



                           By:/s/ Laura Christofferson
                              Name: Laura Christofferson
                              Title:  Vice President



                           DEUTSCHE BANK AG, NEW YORK
                           AND/OR CAYMAN ISLANDS
                           BRANCHES,



                           By:/s/ Stephan A. Wiedemann
                              Name: Stephan A. Wiedemann
                              Title:  Vice President



                           By:/s/ Thomas A. Foley
                              Name:  Thomas A. Foley
                              Title:  Assistant Vice President



                           BANQUE PARIBAS,



                           By:/s/ Pierre-Jean de Filippis
                              Name: Pierre-Jean de Filippis
                              Title: General Manager



                           By:/s/ Rosemary Davis
                              Name: Rosemary Davis
                              Title: Vice President



                           VAN KAMPEN AMERICAN CAPITAL
                           PRIME RATE INCOME TRUST,



                           By:/s/ Jeffrey W. Maillet
                              Name: Jeffrey W. Maillet
                              Title: Sr. Vice Pres. - Portfolio
                                     Mgr.



                           RESTRUCTURED OBLIGATIONS
                           BACKED BY SENIOR ASSETS B.V.

                           By:  Chancellor Senior Secured
                           Management, Inc. as Portfolio Advisor



                           By:/s/ Gregory L. Smith
                              Name: Gregory L. Smith
                              Title: Vice President


                           STICHTING RESTRUCTURED
                           OBLIGATIONS BACKED BY SENIOR
                           ASSETS 2 (ROSA2)

                           By:  Chancellor Senior Secured
                           Management, Inc. as Portfolio Advisor



                           By: /s/ Gregory L. Smith
                               Name: Gregory L. Smith
                               Title: Vice President


                           AERIES FINANCE LTD.,



                           By: /s/ Andrew Ian Wifnall
                               Name: Andrew Ian Wifnall
                               Title: Director


                           CHEMICAL BANK,



                           By: /s/ Matthew B. Fahey
                               Name: Matthew B. Fahey
                               Title: Vice President


ACKNOWLEDGED AND AGREED TO:

RKR-GP, INC.



By:/s/ Bryant P. Bynum
      Name: Bryant P. Bynum
      Title: Vice President


CONTINENTAL DELI FOODS, INC.



By:/s/ Bryant P. Bynum
      Name:  Bryant P. Bynum
      Title: Vice President

SPECIALTY BRANDS, INC., formerly known as DOSKOCIL SPECIALTY BRANDS COMPANY



By:/s/ Bryant P. Bynum
      Name: Bryant P. Bynum
      Title: Vice President


FBAI INVESTMENTS CORPORATION



By:/s/ Bryant P. Bynum
      Name: Bryant P. Bynum
      Title: Vice President


BRENNAN PACKING CO., INC.



By:/s/ Bryant P. Bynum
      Name: Bryant P. Bynum
      Title: Vice President

NATIONAL SERVICE CENTER, INC.



By:/s/ Bryant P. Bynum
      Name: Bryant P. Bynum
      Title:  Vice President


DOSKOCIL FOOD SERVICE COMPANY, L.L.C.


by Continental Deli Foods, Inc., Member



By:/s/ Bryant P. Bynum
      Name: Bryant P. Bynum
      Title: Vice President


KPR HOLDINGS, L.P.

by RKR-GP, INC.,
   General Partner



By:/s/ Bryant P. Bynum
      Name: Bryant P. Bynum
      Title:  Vice President